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                      DISTRIBUTION AND SERVICES AGREEMENT

                             DATED JANUARY 31, 1994

                                    BETWEEN

                            COMPUTERLAND CORPORATION

                                      AND

                               MERISEL FAB, INC.



     A copy of this agreement has been omitted from this filing pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, but has been separately filed with the Securities and Exchange Commission.